Supplemental Cash Flow Information	12 Months Ended
Dec. 31, 2016
Supplemental Cash Flow Elements [Abstract]
Supplemental Cash Flow Information

Note 17—Supplemental Cash Flow Information

During the years ended December 31, 2016, 2015 and 2014, we paid $169.8 million, $164.5 million and $135.4 million of interest, net of amounts capitalized, respectively. During the years ended December 31, 2016, 2015 and 2014, we paid income taxes of $12.3 million, $27.2 million, and $31.7 million, respectively.

Within our consolidated statements of cash flows, capital expenditures represent expenditures for which cash payments were made during the period. These amounts exclude accrued capital expenditures, which are capital expenditures that were accrued but unpaid. During the years ended December 31, 2016, 2015 and 2014, changes in accrued capital expenditures were $(9.0) million, $9.9 million and $(23.9) million, respectively.

During the years ended December 31, 2016, 2015 and 2014, non-cash amortization of deferred financing costs and accretion of debt discount totaling $0,  $3.5 million and $5.1 million were capitalized to property and equipment, respectively. Accordingly, these amounts are excluded from capital expenditures in our consolidated statements of cash flows for the years ended December 31, 2016, 2015 and 2014.

During the year ended December 31, 2016, we cancelled 0.7 million treasury shares that we repurchased under our share repurchase program. We accounted for this non-cash transaction by netting the treasury shares at total cost of $30.0 million against the statutory share capital of the cancelled shares and additional paid-in capital.